                               CIT RV TRUST 1998-A
                           Cutoff Date: June 30, 2005

              The percentages and balances set forth in each of the
                following tables may not total due to rounding.


                    Geographic Distribution of Contracts (1)


                                                           % of Contract                                              % of Contract
                                      Number of           Pool by Number            Aggregate Principal           Pool by Principal
                                Contracts as of       of Contracts as of            Balance Outstanding         Balance Outstanding
State                              Cut-off Date             Cut-off Date             as of Cut-off Date          as of Cut-off Date
-----                              ------------             ------------             ------------------          ------------------

Alabama                                      32                    1.54%                       $912,283                       1.68%
Alaska                                        1                    0.05%                        $11,225                       0.02%
Arizona                                     109                    5.24%                     $2,961,213                       5.45%
Arkansas                                     56                    2.69%                       $884,913                       1.63%
California                                  287                   13.80%                     $7,469,262                      13.75%
Colorado                                     49                    2.36%                     $1,393,613                       2.57%
Connecticut                                  11                    0.53%                       $222,222                       0.41%
Delaware                                      2                    0.10%                        $64,160                       0.12%
Florida                                     136                    6.54%                     $3,892,285                       7.17%
Georgia                                      52                    2.50%                     $1,330,343                       2.45%
Idaho                                        11                    0.53%                       $382,336                       0.70%
Illinois                                     52                    2.50%                       $891,550                       1.64%
Indiana                                      25                    1.20%                       $633,755                       1.17%
Iowa                                          6                    0.29%                       $141,707                       0.26%
Kansas                                       39                    1.88%                       $684,649                       1.26%
Kentucky                                     11                    0.53%                       $229,086                       0.42%
Louisiana                                    22                    1.06%                       $610,033                       1.12%
Maine                                         6                    0.29%                       $303,162                       0.56%
Maryland                                     28                    1.35%                       $559,873                       1.03%
Massachusetts                                32                    1.54%                       $560,132                       1.03%
Michigan                                     26                    1.25%                       $954,662                       1.76%
Minnesota                                    14                    0.67%                       $737,188                       1.36%
Mississippi                                  14                    0.67%                       $349,937                       0.64%
Missouri                                     76                    3.66%                     $1,236,248                       2.28%
Montana                                       7                    0.34%                       $110,816                       0.20%
Nebraska                                      6                    0.29%                        $54,660                       0.10%
Nevada                                       49                    2.36%                     $1,384,805                       2.55%
New Hampshire                                 7                    0.34%                       $200,883                       0.37%
New Jersey                                   16                    0.77%                       $468,245                       0.86%
New Mexico                                   29                    1.39%                     $1,176,712                       2.17%
New York                                     39                    1.88%                       $978,999                       1.80%
North Carolina                               44                    2.12%                     $1,769,558                       3.26%
North Dakota                                  1                    0.05%                        $98,990                       0.18%
Ohio                                         21                    1.01%                       $897,661                       1.65%
Oklahoma                                    134                    6.45%                     $2,628,887                       4.84%
Oregon                                       60                    2.89%                     $1,928,983                       3.55%
Pennsylvania                                 27                    1.30%                       $593,116                       1.09%
Rhode Island                                 10                    0.48%                       $109,676                       0.20%
South Carolina                               21                    1.01%                       $709,316                       1.31%
South Dakota                                  2                    0.10%                        $51,316                       0.09%
Tennessee                                    24                    1.15%                       $951,273                       1.75%
Texas                                       335                   16.11%                     $8,302,889                      15.29%
Utah                                         13                    0.63%                       $604,415                       1.11%
Vermont                                       3                    0.14%                        $31,968                       0.06%
Virginia                                      9                    0.43%                       $292,516                       0.54%
Washington                                   98                    4.71%                     $2,887,585                       5.32%
West Virginia                                 4                    0.19%                        $37,646                       0.07%
Wisconsin                                    13                    0.63%                       $498,058                       0.92%
Wyoming                                       7                    0.34%                       $127,922                       0.24%
Other (2)                                     3                    0.14%                          7,377                       0.01%
                     ---------------------------------------------------------------------------------------------------------------
                                          2,079                  100.00%                    $54,320,108                     100.00%
                     ===============================================================================================================


----------------------------------

(1) In most cases, based on the mailing addresses of the Obligors as of the Cut-off Date.
(2)  Generally includes foreign address locations.

                             Range of Contract Rates

                                                         % of Contract                                      % of Contract
                                      Number of         Pool by Number       Aggregate Principal        Pool by Principal
Range of                        Contracts as of     of Contracts as of       Balance Outstanding      Balance Outstanding
Contract Rates                     Cut-off Date           Cut-off Date        as of Cut-off Date       as of Cut-off Date
--------------                     ------------           ------------        ------------------       ------------------

 0.00%     -   7.49% (1)                      4                  0.19%                  $294,639                    0.54%
7.50%      -   7.99%                         26                  1.25%                $1,937,254                    3.57%
8.00%      -   8.99%                        364                 17.51%               $18,945,178                   34.88%
9.00%      -   9.99%                        612                 29.44%               $17,238,970                   31.74%
10.00%     -   10.99%                       547                 26.31%                $9,292,518                   17.11%
11.00%     -   11.99%                       286                 13.76%                $4,060,627                    7.48%
12.00%     -   12.99%                       148                  7.12%                $1,670,235                    3.07%
13.00%     -   13.99%                        60                  2.89%                  $581,089                    1.07%
14.00%     -   14.99%                        27                  1.30%                  $251,715                    0.46%
15.00%     -   15.99%                         3                  0.14%                   $29,912                    0.06%
16.00%     -   16.99%                         1                  0.05%                    $7,389                    0.01%
18.00%     -   18.99%                         1                  0.05%                   $10,581                    0.02%
                             ---------------------------------------------------------------------------------------------
                                          2,079                100.00%               $54,320,108                  100.00%
                             =============================================================================================



(1) Generally represents repossessed contracts or contracts subject to the Service Members' Civil Relief Act.



                          Range of Remaining Maturities


                                                         % of Contract                                      % of Contract
                                      Number of         Pool by Number       Aggregate Principal        Pool by Principal
 Range of Remaining             Contracts as of     of Contracts as of       Balance Outstanding      Balance Outstanding
Maturities in Months               Cut-off Date           Cut-off Date        as of Cut-off Date       as of Cut-off Date
--------------------               ------------           ------------        ------------------       ------------------

     0-   12 months                          59                  2.84%                   $95,119                    0.18%
    13-   24 months                          32                  1.54%                   109,301                    0.20%
    25-   36 months                         334                 16.07%                 2,179,055                    4.01%
    37-   48 months                          72                  3.46%                   693,007                    1.28%
    49-   60 months                         487                 23.42%                 5,752,181                   10.59%
    61-   72 months                          95                  4.57%                 1,334,762                    2.46%
    73-   84 months                          40                  1.92%                 1,216,839                    2.24%
    85-   96 months                         754                 36.27%                27,979,106                   51.51%
    97-  108 months                         116                  5.58%                 5,170,171                    9.52%
    109- 120 months                           4                  0.19%                   514,034                    0.95%
    121- 132 months                           1                  0.05%                    63,301                    0.12%
    133- 144 months                           2                  0.10%                   221,175                    0.41%
    145- 156 months                          80                  3.85%                 8,601,035                   15.83%
    157- 168 months                           3                  0.14%                   391,025                    0.72%
                             ---------------------------------------------------------------------------------------------
                                          2,079                100.00%               $54,320,108                  100.00%
                             =============================================================================================

                          Collateral Type Distribution

                                                                   % of Contract                                      % of Contract
                                                Number of         Pool by Number       Aggregate Principal        Pool by Principal
                                          Contracts as of     of Contracts as of       Balance Outstanding      Balance Outstanding
Collateral Type                              Cut-off Date           Cut-off Date        as of Cut-off Date       as of Cut-off Date
---------------                              ------------           ------------        ------------------       ------------------

Motor Homes                                           998                 48.00%               $40,473,868                   74.51%
Fifth Wheel                                           465                 22.37%                 8,132,150                   14.97%
Travel Trailer                                        502                 24.15%                 4,418,516                    8.13%
Other                                                 114                  5.48%                 1,295,574                    2.39%
                                       ---------------------------------------------------------------------------------------------
Total                                               2,079                100.00%               $54,320,108                  100.00%
                                       =============================================================================================





                         Delinquency Status Distribution


                                                                   % of Contract                                      % of Contract
                                                  Number of       Pool by Number       Aggregate Principal        Pool by Principal
                                            Contracts as of   of Contracts as of       Balance Outstanding      Balance Outstanding
Delinquency Status                             Cut-off Date         Cut-off Date        as of Cut-off Date       as of Cut-off Date
------------------                             ------------         ------------        ------------------       ------------------

Current, including 1 to 29 days delinquent            1,785               85.86%               $44,884,155                   82.63%
30 to 59 days                                            64                3.08%                 1,532,978                    2.82%
60 to 89 days                                            18                0.87%                   394,061                    0.73%
90 to 119 days                                            7                0.34%                   148,855                    0.27%
120 to 149 days                                           8                0.38%                   142,622                    0.26%
150 to 179 days                                           2                0.10%                    57,366                    0.11%
180+  days                                               44                2.12%                 1,284,934                    2.37%
Repossession Status                                     151                7.26%                 5,875,137                   10.82%
                                         -------------------------------------------------------------------------------------------
                                                       2,079              100.00%               $54,320,108                  100.00%
                                         ===========================================================================================

                     Range of Principal Balance Outstanding

                                     Total              Minimum                       Maximum                     Average
Principal                    Balance as of        Balance as of                 Balance as of               Balance as of
Balance Type                  Cut-off Date         Cut-off Date                  Cut-off Date                Cut-off Date
------------                  ------------         ------------                  ------------                ------------

Original                    $82,697,252.38            $5,183.85                   $425,000.00                  $39,777.42
Current                     $54,320,107.91                $6.95                   $318,881.53                  $26,128.00






                      New vs. Used Collateral Distribution

                                                  % of Contract                                             % of Contract
                                 Number of       Pool by Number           Aggregate Principal           Pool by Principal
                           Contracts as of   of Contracts as of           Balance Outstanding         Balance Outstanding
New vs. Used                  Cut-off Date         Cut-off Date            as of Cut-off Date          as of Cut-off Date
------------                  ------------         ------------            ------------------          ------------------

New                                  1,336               64.26%                   $37,176,296                      68.44%
Used                                   743               35.74%                    17,143,812                      31.56%
                     -----------------------------------------------------------------------------------------------------
                                     2,079              100.00%                   $54,320,108                     100.00%
                     =====================================================================================================




                             Range of Credit Scores


                             Minimum as of        Maximum as of        Weighted Average as of
Score Type                Origination Date     Origination Date              Origination Date
----------                ----------------     ----------------              ----------------

FICO                                   510                  823                           677
Custom                                  85                  301                           195



               Minimum, Maximum and Weighted Average Distribution

                             Minimum as of        Maximum as of        Weighted Average as of
Distribution Type             Cut-off Date         Cut-off Date                  Cut-off Date
-----------------             ------------         ------------                  ------------

Contract Rate                        3.00%               18.00%                         8.59%
Original Term                    72 months           242 months                    182 months
Current Term                      1 months           164 months                     95 months